MASSMUTUAL FUNDS

MassMutual Global Emerging Markets Equity Fund

Supplement dated March 25, 2024 to the
Prospectus dated February 1, 2024 and the

Summary Prospectus dated February 1, 2024

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.

Effective March 22, 2024 (the “Termination Date”), the MassMutual Global Emerging Markets Equity Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation, approved by the Board of Trustees of the MassMutual Advantage Funds. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M(ADV)-24-01

GEME-24-01